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                                EXHIBIT 99.2
                             PYRAMID OIL COMPANY
                         INCENTIVE AND RETENTION PLAN

     1.     NAME AND GENERAL PURPOSE

     The name of the Plan is The Pyramid Oil Company Incentive and Retention Plan (the 'Plan'). The purpose of the Plan is to advance the interests of the Company and shareholders by providing officers and employees with incentive compensation linked to a Corporate Transaction and thereby retain them until a Corporate Transaction is consummated.

     2.     DEFINITIONS

            2.1 "ACCOUNT" means the account established on the books and records of the Company for each Participant to which is credited the Plan Units.

            2.2 "BASE VALUE" shall mean an amount representing the value of a share of Company Stock as determined by the Committee at the time of the adoption of the Plan.

            2.3 "BENEFICIARY" means the person or persons designated to be the Beneficiary by the Participant in writing to the Committee in the event of the death of Participant after vesting of the Plan Units. In the event a married Participant designates someone other than his or her spouse as Beneficiary, such initial designation or subsequent change shall be invalid unless the spouse provides a signed consent that is notarized or witnessed by a Plan representative. If a Participant fails to designate a Beneficiary or no designated Beneficiary survives the Participant, the Committee shall direct that payment of the Participant's distribution be made to the Participant's estate.

            2.4     "BOARD" means the Board of Directors of the Company.

            2.5 "CODE" means the Internal Revenue Code of 1986, as amended and includes all Regulations promulgated pursuant thereto.

            2.6 "COMMITTEE" means the Compensation Committee of the Board as from time to time constituted and appointed by the Board.

            2.7 "COMPANY" means Pyramid Oil Company, a California corporation.

            2.8     "COMPANY STOCK" means the Common Stock of the Company.

            2.9     "CORPORATE TRANSACTION' has the meaning set forth in
Section 11.

            2.10    "EFFECTIVE DATE" means January 9, 2007.



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            2.11     "VALUE IN A CORPORATE TRANSACTION" means the value of the
Company divided by the number of shares of Company Stock outstanding (on a fully diluted basis) at the time of a Corporate Transaction.

            2.12 "PARTICIPANT" means each of the Company's named officers (who shall automatically be Participants) and any employee who is selected by the Committee to participate in the Plan provided that each automatic or designated Participant signs a copy of the Plan acknowledging that he or she has read it and agrees to it and delivers such signed Plan to the Company.

            2.13 "PLAN" means The Pyramid Oil Company Incentive and Retention Plan adopted by the Board as of the Effective Date.

            2.14 "PLAN UNIT" OR "PLAN UNITS" means an award credited to a Participant's Account under this Plan which is stated in Units and where each Unit represents the value of a share of Company Stock upon a Corporate Transaction. The award of Plan Units under the Plan is not an award of Company Stock but merely the right to a distribution that will be earned when the following conditions are both met: A Corporate Transaction occurs and the Participant is employed by the Company at the time. The award of a Plan Unit shall not entitle a Participant to any dividend or voting rights or any other rights of a shareholder with respect to such Plan Units.

             2.15 "PLAN YEAR" means the calendar year (or the portion thereof in which the Plan is in effect for its commencement year or its termination year).

     3.      ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee which shall be responsible for the implementation and interpretation of the Plan. The good faith interpretation of the Plan by the Committee shall be conclusive and binding upon the Participants.

     4.      NUMBER OF PLAN UNITS RESERVED

     The Committee under this Plan may grant a maximum one hundred and twenty
five thousand (125,000) Plan Units.   Such number shall be adjusted in the
case of stock dividends in the form of Company Stock and splits of Company
Stock.

     5.      ELIGIBILITY TO PARTICIPATE

     Any executive or employee shall be eligible to participate in the Plan and shall become a Participant only if designated by the Committee.

     6.      VESTING OF PLAN UNITS; REISSUANCE OF FORFEITED PLAN UNITS

     Plan Units shall vest at the date of a Corporate Transaction provided that the Participant is employed by the Company on such date. Any Plan Units which have not vested as of the time of termination of a Participant's employment shall be forfeited and shall be available for reissuance by the

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Committee.

     7. AWARDS OF PLAN UNITS; STATEMENT OF ACCOUNTS AND ADJUSTMENT FOR SPLITS OF COMPANY STOCK, ETC.

     The Committee shall make awards of Plan Units to Participants from time to time in its sole and absolute discretion. The Committee shall furnish each Participant with the number of Plan Units in his account and the Base Value. The Committee shall make appropriate adjustments to the Plan Units (and the Base Value) in a Participant's Account in the case of dividends distributed by the Company in the form of Company Stock and splits of Company Stock.

     8.      AMOUNT OF THE DISTRIBUTION

     A Participant's distribution shall be an amount equal to the Value in a Corporate Transaction in excess of the Base Value multiplied by the number of Plan Units in the Participant's Account. A Participant's distribution under the Plan shall not be earned and shall have no value prior to the occurrence of a Corporate Transaction.

     9.      NATURE OF THE DISTRIBUTION

     The distribution shall be made in cash.

     10.     TIME OF DISTRIBUTION

     The distribution shall be payable within two weeks after the closing of a Corporate Transaction.

     11.     CORPORATE TRANSACTION

     A Corporate Transaction shall mean (i) a merger or other business combination with another corporation (other than a subsidiary of the Company) in which the Company is not the survivor and the Company's shareholders immediately before the transaction own less than 50% of the outstanding stock of the survivor; (ii) a sale or other disposition of substantially all of the assets of the Company in a single transaction or a series of related transactions; (iii) the existing shareholders' (including their transferees without consideration) ownership of Company Stock being reduced to less than 50% of the outstanding Company Stock in a single transaction or a series of transactions in which consideration is paid for Company Stock; or (iv) a majority of the directors of the Board are not elected from the slate of nominees selected by the Board as constituted prior to the election. In the case of a merger with a subsidiary of the Company, the surviving corporation shall be deemed the Company for purposes of the Plan. A subsidiary shall include only an entity whose voting stock is owned 60% or more by the Company.

     12.     WITHHOLDING

     The Company shall have the right to deduct from a distribution under the Plan any required income or payroll taxes.


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     13.     UNFUNDED PLAN

     Nothing contained in this Plan and no action taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Participant, or any other person. To the extent that any person acquires a right to receive a distribution under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

     14.     PROHIBITION AGAINST ASSIGNMENT

     The right of a Participant or any Beneficiary to a distribution under this Plan shall not be assigned, transferred, pledged or encumbered.

     15.     RIGHT TO TERMINATE EMPLOYMENT

     Nothing contained in this Plan shall be construed to be a contract of employment and the Company reserves the right to discharge a Participant with or without cause.

     16.     EFFECT ON OTHER PLANS OR BENEFITS

     Any distribution accrued or paid under the Plan shall not be deemed salary or other compensation to a Participant for the purpose of computing any other benefit to which a Participant may be entitled under any pension or profit sharing plan of the Company.

     17.     AMENDMENT

     The Company reserves the right to amend the Plan from time to time except that no amendment shall reduce the Plan Units in a Participant's Account as it existed on the day preceding the date the amendment was adopted.

     18.     NONQUALIFIED PLAN

     The Plan is not a qualified plan under Section 401(a) of the Code and is generally exempt from the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Consequently, benefits and protections afforded by the Code and ERISA to qualified plans are not applicable to the Plan.

     19.     TERMINATION OF PLAN OR EMPLOYMENT

     Upon the termination of the Plan by the Board, no further awards of Plan Units will be made for the benefit of a Participant or added to any Participant's Account. Upon the termination of employment of a Participant for any reason or for no reason prior to a Corporate Transaction, all Plan Units in the Participant's Account will be forfeited.





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     20.     GOVERNING LAW

     All questions pertaining to the administration, construction, validity and effect of the provisions of the Plan shall be determined in accordance with the law of the State of California.




          ACKNOWLEDGED, READ AND AGREED:

     Participant

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